SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – December 9, 2003

(Date of earliest event reported – December 9, 2003)

Plains All American Pipeline, L.P.

(Name of Registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

333 Clay Street, Suite 1600

Houston, Texas 77002

(713) 646-4100

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Item 9.    Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

A representative of Plains All American Pipeline, L.P. (“PAA”) intends to make a presentation on December 9, 2003 at the Wachovia Securities Pipeline Conference and Symposium in New York, New York. Such presentation will give an overview of PAA, including financial position, industry fundamentals, and PAA’s business plan. Beginning prior to the presentation on December 9, 2003, interested parties may view the materials to be presented at the meeting by visiting PAA’s website at www.PAALP.com. PAA does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: December 9, 2003	By: Plains AAP, L.P., its general partner

By: Plains All American GP LLC, its general partner

	By:	/s/ Tim Moore

	Name: Title:	Tim Moore Vice President